joinder agreement to AGREEMENT AND PLAN OF MERGER

THIS JOINDER AGREEMENT TO AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [_____], 2017, is made by [_________________] (the “Stockholder”), a stockholder of Odava, Inc., a Delaware corporation (“Company”), and delivered to MassRoots, Inc., a Delaware corporation (“Parent”).

RECITALS

WHEREAS, on July 5, 2017, Company, Parent, MassRoots Compliance Technology, Inc., a Delaware corporation (“Merger Sub”) and Scott Kveton, an individual acting solely in his capacity as Stockholder Representative (“Stockholder Representative”) entered into an Agreement and Plan of Merger (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, the Company will survive that merger as a wholly-owned subsidiary of Parent (the “Merger”), and all Stockholders will receive, in exchange for such Stockholders’ shares of common stock of the Company, 3,250,000 shares of common stock of Parent distributed pro rata among the Stockholders, on the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition to closing the Merger, each Stockholder must deliver a signed copy to Parent of this Agreement, whereby each Stockholder will accept, ratify and join the terms of the Merger Agreement and make the further representations to Parent set forth herein, and Parent must acknowledge and accept each such Agreement.

NOW, THEREFORE, the Stockholder hereby agrees as follows with all parties to the Merger Agreement:

ARTICLE I
Defined terms

All capitalized terms used but not defined herein shall of the definition given to such terms in the Merger Agreement.

ARTICLE II
JOINDER

Stockholder hereby irrevocably, absolutely and unconditionally becomes a party to the Merger Agreement as a Stockholder and agrees to be bound by all the terms, conditions, covenants, obligations, liabilities and undertakings of each Stockholder or to which each Stockholder is subject thereunder, all with the same force and effect as if the Stockholder were a signatory to the Merger Agreement. Further, the Stockholder hereby agrees and acknowledges that it has authorized and appointed Stockholder Representative to act on its behalf, as set forth in Section 11.01 of the Merger Agreement.

ARTICLE III
Representations and warranties of the stockholder

Stockholder hereby represents and warrants to Parent and Merger Sub that the statements contained below are true and correct as of the date hereof.

Section 3.01         Authorization and Power. Stockholder has the legal capacity and power to enter into the Merger Agreement. Stockholder has the requisite power and authority to enter into and perform the Merger Agreement and to accept the Merger Share Consideration. The execution, delivery and performance of the Merger Agreement by Stockholder has been duly authorized by all necessary action, and no further consent or authorization of Stockholder is required. The Merger Agreement has been duly authorized, executed and delivered by Stockholder and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with the terms hereof.

Section 3.02         Information on Stockholder. Stockholder is experienced in investments and business matters, has made investments of a speculative nature and has purchased or acquired securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Stockholder to utilize the information available concerning Parent to evaluate the merits and risks of, and to make an informed investment decision with respect to, the transactions contemplated by the Merger Agreement. Stockholder has the authority and is duly and legally qualified to acquired and own the Merger Share Consideration. Stockholder acknowledges that an investment in Parent Common Stock is highly speculative and Stockholder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

Section 3.03         Acquisition of Parent Common Stock. Upon consummation of the transactions contemplated by the Merger Agreement, Stockholder will acquire Parent Company Stock, represented by the Merger Share Consideration, for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act of 1933, as amended, or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of shares of Parent Common Stock.

Section 3.04         Receipt of Information. Stockholder believes it has received all the information it considers necessary or appropriate for deciding whether to enter into the Merger Agreement and to accept the Merger Share Consideration. Stockholder further represents that through its representatives it has had an opportunity to ask questions and receive answers concerning Parent regarding the terms and conditions of the Merger Agreement and the business, properties and financial condition Parent, and to obtain additional information reasonably necessary to verify the accuracy of any information furnished to it or to which it had access.

Section 3.05         Compliance with Securities Act. Stockholder understands and agrees that the Parent Company Stock, represented by the Merger Share Consideration, that it will acquire upon consummation of the transactions contemplated hereby has not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act of 1933, as amended, and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act of 1933, as amended, or any applicable state securities laws or is exempt from such registration.

Section 3.06         Share Legend. Subject to Section 6.08 of the Merger Agreement, upon consummation of the transactions contemplated by the Merger Agreement, shares of Parent Company Stock, represented by the Merger Share Consideration, issued to Stockholder will be restricted, and will bear the following or similar legend, upon issuance:

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

ARTICLE IV
Miscellaneous

Section 4.01         Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by MassRoots, Inc. whether or not the Closing shall have occurred.

Section 4.02         Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be delivered in accordance with the Merger Agreement.

Section 4.03         Severability; Headings. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 4.04         Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by all parties to the Merger Agreement, including all Stockholders joined to the Merger Agreement.

Section 4.05         Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction). The provisions of Section 11.11 of the Merger Agreement are hereby incorporated by reference as if fully set forth herein.

Section 4.06         Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN ENTERING INTO THIS AGREEMENT, THE PARTIES ACKNOWLEDGE THAT THEY HAVE RELIED UPON THE LEGAL ADVICE OF THEIR RESPECTIVE ATTORNEYS, WHO ARE THE ATTORNEYS OF THEIR OWN CHOOSING, THAT SUCH TERMS ARE FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED BY THEM, AND THAT, OTHER THAN THE CONSIDERATION SET FORTH HEREIN, NO PROMISES OR REPRESENTATIONS OF ANY KIND HAVE BEEN MADE TO THEM BY THE OTHER PARTY. THE PARTIES REPRESENT AND ACKNOWLEDGE THAT IN EXECUTING THIS AGREEMENT THEY DID NOT RELY, AND HAVE NOT RELIED, UPON ANY REPRESENTATION OR STATEMENT, WHETHER ORAL OR WRITTEN, MADE BY THE OTHER PARTY OR BY THAT OTHER PARTY'S AGENTS, REPRESENTATIVES, OR ATTORNEYS WITH REGARD TO THE SUBJECT MATTER, BASIS, OR EFFECT OF THIS AGREEMENT OR OTHERWISE. THE PARTIES HEREBY ACKNOWLEDGE THAT THOMPSON HINE LLP IS COUNSEL TO PARENT AND MERGER SUB, AND HAS NOT REPRESENTED THE COMPANY OR THE STOCKHOLDER REPRESENTATIVE IN THE NEGOTIATION OF THIS AGREEMENT, THE ANCILLARY DOCUMENTS, AND THE TRANSACTIONS CONTEMPLATED THEREBY.

IN WITNESS WHEREOF, the undersigned Stockholder has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STOCKHOLDER:

(“Shares” indicates the number of shares of common stock of Odava Inc. held by Stockholder)

By: _______________________

Name: _______________________

Shares: _______________________

Date: ________________________

AGREED TO AND ACCEPTED:

MASSROOTS, INC.

By: _______________________

Name:       Isaac Dietrich

Title:        Chief Executive Officer

MASSROOTS COMPLIANCE TECHNOLOGY, INC.

By: _________________________

Name:       Isaac Dietrich

Title:       Authorized Representative